Exhibit 99.2

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Prospect Medical Holdings, Inc. (AMEX:PZZ)

Friedman Billings Ramsey

2006 Growth Investor Conference

June 1, 2006

Forward Looking Statements

This presentation may contain forward-looking statements. Additional written or oral forward-looking statements may be made by the Company from time to time, in filings with the Securities and Exchange Commission, or otherwise. Statements contained herein that are not historical facts are forward-looking statements. Investors are cautioned that forward-looking statements, including the statements regarding anticipated or expected results, involve risks and uncertainties which may affect the Company’s business and prospects, including those outlined in the Company’s Form 10-K filed on December 27, 2005 and Form 10-Q filed on May 15, 2006. Any forward-looking statements contained in this presentation represent our estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Rising U.S. Healthcare Costs

National Health Expenditures

[CHART]

Source: Centers for Medicare and Medicaid Services

Who is Prospect?

•                  Managed care management company

•                  As of 3/31/06, manage the medical care of 178,000 HMO enrollees who have chosen one of Prospect’s 11 IPAs

•                  Provide the services of an HMO, except for marketing

•                  Prospect’s Independent Physician Associations (IPAs)

•                  Networks of primary care and specialty physicians – 9,000 at 3/31/06

•                  Prospect only manages its own IPAs – much better results

•                  In California – HMOs “delegate” patient care, and other responsibilities, to IPAs

Industry Valuations

TTM P/E ratio as of 5/17/06. Source: Yahoo! Finance

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Investment Considerations

•                  Health care spending rising significantly

•                  Prospect’s business model has proven effective in controlling healthcare costs

•                  Regional industry leader

•                  History of achievement

•                  successful IPA acquisition and integration strategy

•                  revenues doubled to $133 million from FY 2003 - FY 2005

•                  consistent profitability

•                  Acquisition-driven growth strategy

•                  Medicare initiatives contributing to internal growth

Regional Industry Leader

•                  One of the 10 largest IPA management companies in California

•                  11 affiliated IPAs at March 31, 2006

•                  9,000 primary care and specialist physicians

•                  Contracts with all major regional HMOs

•                  Established infrastructure and reputation

•                  Acquisition has been primary growth driver

•                  Internal Growth opportunities developing

Triple Acquisition Benefit

Can execute more favorable contracts with payors
3	Increased HMO Rates

2	Improved Contracting with Providers	Bargaining power with Hospitals and Physicians

1	Reduced Administrative Expense %	Operating Leverage of Platform

Acquisition Model Metrics (Illustration)
1. IPA Management (G&A) Costs

Percentage of IPA gross revenue

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Acquisition Model Metrics (Illustration)
2. Blended IPA Medical Costs

Medical Loss Ratio %	Medical Costs PMPM

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Acquisition Model Metrics (Illustration)
4. Member Months, IPA Operating Income

Member Months (000s)	IPA Operating Income (000s)

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Senior Salients
Rationale: Relatively Higher Senior Profitability

MLR = Medical Loss Ratio

GM = Gross Margin

	2004		2005
	MLR	GM	MLR	GM

Senior Product	58.68%	41.32%	52.27%	47.73%

Blended	76.14%	23.86%	76.06%	23.94%

Commercial	83.95%	16.05%	87.97%	12.03%

Senior Salients
1. Medi-Medi – “One Care” Program

•                  In Prospect’s home base of Orange County, the state is moving approximately 50,000 dual-eligibles (“Medi-Medis”) into managed care

•                  senior + indigent qualify for Medicare and Medi-Cal

•                  Prospect (AMVI/Prospect JV) is one of five approved IPAs to accept these patients

•                  individuals mandatorily enrolled in senior HMO plans and  assigned to IPA

•                  As of 3/31/06, approximately 2,200 Medi-Medi beneficiaries had joined Prospect’s affiliated IPAs

Senior Salients
2. Hospital Contracting – Brotman Medical Center

•                  JCAHO accredited, 420-bed hospital in Culver City, CA

•                  $1 million investment

•                  Virtually alone in offering a full-risk Medicare hospital product to large West Los Angeles market

•                  Anticipate increased senior enrollment to Prospect/Brotman

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Senior Salients
3. Revenue Enhancement– CMS Risk Adjustment

•                  Additional compensation for sicker seniors

•                  Phasing in risk adjustment model

•                  30% in 2004

•                  50% in 2005

•                  75% in 2006

•                  100% in 2007

•                  Prospect received approximately $4 million in additional compensation for Q4 FY 2005

Revenue Growth

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Shareholders’ Equity

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Diluted Earnings Per Share

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Cash Accumulation (Per Bank)

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Management Team

•                  Dr. Jack Terner, M.D., Chairman and CEO (1996 - )

•                  Formerly Chairman and CEO of Century Medi-Corp from 1984 until 1992 merger with Foundation Health Corporation (NYSE: FH).

•                  Catherine Dickson, President and COO (2003 - )

•                  Served as VP of Contracting and Credentialing for Prospect Medical Systems from 2000 until 2003. She has been with Prospect since 1998.

•                  Mike Heather, Chief Financial Officer (2004 -)

•                  Former Co-CEO & CFO of internet infrastructure company, WebVision. Former Partner-in-Charge of Healthcare Services Practice of Deloitte & Touche in Orange County, CA.

•                  Michael Terner, Vice President, HMO Contracting (2003 - )

•                  Active with the Company since 1996. Previously, Business Development Director for Century Medi-Corp., KPMG HealthCare Consulting, and financial analysis at Ocean Park Capital and L F Rothschild, Unterberg

Investment Conclusions

•                  Huge industry in need of our solution

•                  Proven operating model

•                  Efficient operator and consolidator

•                  Fragmented market with high barriers to entry

•                  Increasing revenues, profitable operations

•                  Substantial acquisition pipeline and available financing

•                  Leveraging key initiatives to increase growth

Prospect Medical Holdings, Inc. (AMEX:PZZ)

Friedman Billings Ramsey

2006 Growth Investor Conference

June 1, 2006

Regional Industry Leader
(California Managed Care Market)

•                  Mature market

•                  dense population of 36.8 million

•                  47% are HMO enrollees, down from approximately 50%

•                  High concentration of physicians and hospitals

•                  Established physician practice and referral patterns

•                  Fragmented market ripe for consolidation

•                  approximately 150 medical groups or IPAs have failed or consolidated in the last five years

•                  remaining 150+ IPAs cover approximately 2.5 million lives and tend to be profitable

•                  Affiliation with Prospect provides an exit strategy

Business Strategies

•                  Acquisition of unaffiliated IPAs

•                  Develop internal growth salients focused on senior enrollees

•                  capture Medi-Medi assignments

•                  control hospital full-risk contracting

•                  allocate resources to capture CMS risk adjustment dollars

•                  Reevaluation of operating posture

•                  allocate resources to capture more risk pool and incentive (pay for performance) dollars

•                  IT enhancements to gain internal efficiencies

Acquisition Criteria

•                  IPAs that have a history of profitability

•                  Opportunities to realize significant synergies by:

•                  leveraging built-out IT and back office infrastructure leading to economies of scale

•                  applying our proven risk (cost) management procedures

•                  Proximity to current operations and/or possess material share of their market

•                  Hospital and physician competitive forces at work

•                  Accretive to earnings

Why Others Failed

PREDECESSORS	PROSPECT MEDICAL HOLDINGS

Immediate move to national consolidation created integration difficulties	Exclusive focus on southern California market

Rapid, undisciplined acquisitions	Disciplined and deliberate acquisition strategy

Acquired and attempted to operate medical practices instead of focusing on management and administrative competencies	Focused solely on managing affiliated IPAs

Acquisition Model Metrics (Illustration)
3. IPA Gross Revenue

[CHART]

Barriers to Entry

•                  Significant and complex regulatory requirements

•                  Size of infrastructure / IT investment

•                  Prospect’s IDX system has the capacity to process the data of at least an additional 350,000 HMO enrollees

•                  HMO reluctance to work with unproven IPAs

•                  Stability of operations

•                  Competitive reimbursement to physicians

•                  High level of patient care

Key Initiative….Incentive Revenue

[CHART]

Rising U.S. Healthcare Costs

[CHART]

Source: Centers for Medicare and Medicaid Services

Elements of Delegation
Services Provided to IPAs

HMOs	Physicians	Patients
• Negotiate contracts	• Recruiting	• Medical Services

• Compliance	• Credentialing	• Quality Control

• Claims	• Contracting	• Customer Service

• Customer Relations	• Provider Relations

• Accounting